UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2018

THE MICHAELS COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-36501 (Commission File Number)	37-1737959 (IRS Employer Identification No.)

8000 Bent Branch Drive

Irving, Texas   75063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 409-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2018 annual meeting of stockholders (the “Annual Meeting”) of The Michaels Companies, Inc. (the “Company”) was held on June 13, 2018. A total of 175,944,803 shares were present or represented by proxy, representing approximately 96.65% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1.	Election of Directors

Proposal one was the election of ten nominees to serve as directors of the Company each for a term of one year. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Joshua Bekenstein	146,113,093	25,212,975	4,618,735
Ryan Cotton	159,198,453	12,127,615	4,618,735
Monte E. Ford	169,546,165	1,779,903	4,618,735
Karen Kaplan	162,572,635	8,753,433	4,618,735
Matthew S. Levin	156,848,667	14,477,401	4,618,735
John J. Mahoney	168,896,278	2,429,790	4,618,735
James A. Quella	159,519,094	11,806,974	4,618,735
Beryl B. Raff	170,272,795	1,053,273	4,618,735
Carl S. Rubin	164,592,835	6,733,233	4,618,735
Peter F. Wallace	159,594,860	11,731,208	4,618,735

Pursuant to the foregoing votes, the ten nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the Annual Meeting.

2.	Advisory Vote on Named Executive Officer Compensation

Proposal two was the approval of, on an advisory basis, the compensation paid by the Company to its named executive officers (the “say-on-pay vote”).  The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
169,026,938	2,219,645	79,485	4,618,735

Pursuant to the foregoing votes, the say-on-pay vote was approved.

3.	Ratification of the Independent Registered Public Accountants

Proposal three was the ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
174,210,038	1,690,611	44,154	0

Pursuant to the foregoing vote, the ratification of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the current fiscal year was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MICHAELS COMPANIES, INC.
By:	/s/ Michael J. Veitenheimer
Michael J. Veitenheimer
Executive Vice President, Secretary and General Counsel

Date: June 14, 2018